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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2002

                             NABORS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-9245                   930711613
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


   515 West Greens Road, Suite 1200
           Houston, Texas                                          77067
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (281) 874-0035

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.       OTHER EVENTS.

              On January 24, 2002, Nabors Industries, Inc. issued a press release announcing the results of its fourth quarter 2001. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibits

                      Exhibit No.              Description
                      -----------              -----------

                      99.1                     Press Release of January 24, 2002

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NABORS INDUSTRIES, INC.


Date: January 24, 2002                 By: /s/ Anthony G. Petrello
                                          --------------------------------------
                                           Anthony G. Petrello
                                           President and Chief Operating Officer

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                                  EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

99.1                          Press Release of January 24, 2002

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